UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Vincerx Pharma, Inc. (the “Company”) and the stockholders of the Company have approved a one-time stock option repricing and exchange program (the “Stock Option Repricing and Exchange Program”). As a result, effective on August 12, 2024 (the “Effective Date”), the exercise price of all outstanding stock options held by employees (including the Company’s executive officers) and consultants of the Company that were granted under the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) and that were “underwater” (had an exercise price per share greater than $0.5485, the closing price of the Company’s common stock on the Effective Date) was reduced to $0.55 per share, except that a premium exercise price will apply for certain exercises, as described below.

In order to be able to exercise stock options at the reduced exercise price, holders of repriced stock options must remain in the continuous employment or service with the Company for a specified retention period that begins on the Effective Date and ends on the earliest of (i) August 12, 2025, (ii) consummation of a Change in Control of the Company (as defined in the 2020 Plan), or (iii) the holder’s death, disability, or termination without cause; otherwise the holder will be required to pay a premium exercise price equal to the original (higher) exercise price per share of the stock option.

No other terms of the stock options were modified, and the stock options will continue to vest according to their original vesting schedules and will retain their original expiration dates.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Stockholders on August 12, 2024 (the “Special Meeting”). The following action was taken at the Special Meeting.

1.	Proposal 1 – Stock Option Repricing and Exchange Program

The Company’s stockholders approved the Stock Option Repricing and Exchange Program, as described in the proxy statement for the Special Meeting. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
13,734,945	3,632,544	38,918	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2024

VINCERX PHARMA, INC.

By:	/s/ Alexander Seelenberger
Alexander Seelenberger
Chief Financial Officer